Exhibit 99.2 April 19, 2023 U.S. Bancorp 1Q23 Earnings Conference Call U.S. Ba U.S. nk Bank 1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as“anticipates,”“targets,”“expects,” “hopes,”“estimates,”“projects,”“forecasts,”“intends,”“plans,”“goals,”“believes,”“continue” and other similar expressions or future or conditional verbs such as“will,” “may,”“might,”“should,”“would” and“could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S.Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association and MUFG Union Bank N.A., to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to recent developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S.Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S.Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S.Bancorp’s operational or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, including the COVID-19 pandemic, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations;management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled“RiskFactors” of U.S.Bancorp’s Form 10-K for the year ended December 31, 2022, and subsequent filings with the Securities and Exchange Commission. In addition, U.S.Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; and the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results. In addition, factors other than these risks also could adversely affect U.S.Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S.Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2 U.S. Bank

1Q23 Highlights Earnings Per Share • Solid financial performance › Continuing to generate sustainable earnings through our highly Reported $1.04 diversified business mix and scale 1,2 Adjusted $1.16 • Well-managed, strong balance sheet › Able to withstand economic pressures to meet customer and shareholder needs Net Revenue • Resilient liquidity and robust deposit profile $ 7.2 Billion › We maintain a diversified funding profile with numerous alternative funding sources Quarterly Record • Prudent capital management › Financial discipline and strong credit profile help to ensure 2 performance under stress; reduced AOCI impact linked quarter Tangible Book Value • On track for Union Bank conversion over Memorial Day $20.87 / per share weekend 7.3% vs. 4Q22 1 U.S. Bank 3 Adjusted for notable items (shown on slide 15) which include merger and integration-related charges 2 Non-GAAP; see slide 27 and 30 for calculation

1Q23 Highlights

Income Statement

$ in millions, except EPS	Reported 1Q23	*Adjusted*[1,2] 1Q23	Adjusted change vs. 4Q22[1,2]	1Q22
Net interest income[3]	$4,668	*$4,668*	7.9 %	45.9 %
Noninterest income	2,507	*2,507*	2.7	4.6
Net income	1,698	*1,881*	0.2	20.8
Diluted EPS	$1.04	$1.16	(3.3) %	17.2 %

Credit Quality

$ in millions	1Q23	Change vs. 4Q22	1Q22
Nonperforming assets	$1,181	16.2 %	45.6 %
NPA ratio	0.30 %	4 bps	5 bps
Adjusted net charge-off ratio[2]	0.30 %	7 bps	9 bps

Balance Sheet

$ in billions	Avg balance 1Q23	Ending balance 1Q23	Ending Period Balance change vs. 4Q22	1Q22
Total assets	$665.4	$682.4	1.1 %	16.3 %
Earning assets	607.6	623.1	1.4	15.3
Total loans	386.8	387.9	(0.1)	21.6
Total deposits	510.3	505.3	(3.7) %	9.5 %

Capital

	1Q23	Change vs. 4Q22	1Q22
CET1 capital ratio[4]	8.5 %	10bps	(130 bps)
Total risk-based capital ratio	12.1 %	20 bps	(130bps)
Book value per share	$30.12	4.9 %	0.8 %
Tangible book value per share[2]	$20.87	7.3 %	(9.6) %
Earnings returned (millions)[5]	$785		

[1] 1Q23 is adjusted for notable items (shown on slide 15) which include acquisition impacts related to merger and integration-related charges. 4Q22 is adjusted for balance sheet repositioning and capital management actions, merger & integration charges, and provision for credit losses

[2] Non-GAAP; see slides 15 and 27 to 30 for calculations

[3] Taxable-equivalent basis; see slide 27 for calculation

[4] Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year CECL transition

[5] Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased inclusive of treasury shares repurchased in connection with stock compensation plans

U.S. Bank 4

Performance Ratios 1 Return on Return on Return on Efficiency Ratio & 1 2 Average Assets Average Common Equity Tangible Common Equity Net Interest Margin 63.3% 63.2% 62.8% 3 16.8% 3 3 15.7% 24.3% 3 3 23.4% 3 59.8% 3 58.4% 1.20% 3 1.15% 1.09% 12.7% 14.1% 22.0% 16.6% 1.03% 3.10% 3.01% 8.0% 0.59% 11.5% 2.44% 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 Adjusted for notable Items Adjusted for notable Items Adjusted for notable Items Efficiency Ratio Return on Average Assets Adjusted for notable Items Return on Average Common Equity Return on Tangible Common Equity Net Interest Margin 1 Non-GAAP; see slides 27 and 28 for calculations 2 Net interest margin on a taxable-equivalent basis 3 Non-GAAP; see slides 27 and 28 for calculations; 1Q23 is adjusted for notable items (shown on slide 15) which include acquisition impacts related to merger and 5 U.S. Bank integration-related charges. 4Q22 is adjusted for balance sheet repositioning and capital management actions, merger and integration charges, and provision for credit losses

Union Bank Conversion – Update We remain on track for the Union Bank conversion over Memorial Day weekend Year End 2022 New consumer mortgage, business lending and commercial lending customers offered branded products May 1, 2023 Union Bank mortgage accounts transition to U.S. Bank May 27-30, 2023 Total Merger & Union Bank deposit accounts transition to U.S. Bank Integration Costs Enrollment in U.S. Bank mobile and online banking June – July 2023 Incurred through 1Q23: New U.S. Bank credit cards issued $573M Credit card accounts move to U.S. Bank New U.S. Bank Debit and/or ATM cards issued Total expected: Later in 2023 ~$1.4B Trust and investment accounts transition to U.S. Bank 6 U.S. Bank

Strength and Stability of U.S. Bank The strength and stability of U.S. Bank is showcased by our highly diverse mix of businesses, strong risk management capabilities, and “through-the-cycle” earnings power Quality of Robust Liquidity Strong Capital Base Superior Credit Deposits Profile Quality Well-capitalized post- Union Bank acquisition; Abundant cash levels and Resilient deposit base with Disciplined, through-the- Leading stress test results low-cost borrowing mix of consumer / cycle underwriting capacity commercial customers standards Commercial Real Estate 2 Insured Deposits YE 2022 LCR CET1 Capital Ratio (CRE) to Total Loans 51% 122% 8.5% 14% Operational Deposits as Tangible Common Equity CRE Office Total Available Liquidity 1 a % of Uninsured Accretion vs. 4Q22 2% of total loans $315 B 1% of total commitments 80% +7.5% Data as of 3/31/23 unless otherwise indicated 7 U.S. Bank 1. Operational deposits reflects wholesale, trust, term >30 days and retail. 2 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year CECL transition

Deposit Summary

Our **granular and diverse deposit base** remains a **stable source of funding** 1Q23 trends were in line with expectations

Deposit Balance Walk ($B)



$525
3.2%
$508
0.6%
$505
12/31/2022
3/8/2023
3/31/2023

Money Market Funds

End of Period Balance ($B)



$10
$112
$122
3/8/2023
3/31/2023

Quarter Highlights

Key drivers of deposit balance decline:

- Seasonal outflow early in the quarter (~1.7%)
- Union Bank deal-related outflows (~1.1%)
- Industry flows due to macroeconomic factors

Expected through-the-cycle deposit beta of ~40%

Key Immediate Impacts following March 8th

- Net deposit inflow
- Increased customer inquiries
- New account generation
- Money Market inflows

U.S. Bank

8

Deposit Summary – Detailed Composition Deposit composition is highly diversified with limited concentration and significant levels of operational deposits 2 1 Insured vs. Uninsured Deposits Deposits by Business Line Total Deposit Base Uninsured Composition 16% Institutional Services 20% Non-Operational 33% Consumer Banking Uninsured 49% Trust Operational Corporate and Commercial 30% Banking Uninsured deposits 51% Wholesale Operational are largely 27% As of March 31, 2023 Insured operational in 51% nature Term > 30 Days 6% Total End of Period Deposits ($B) 17% Retail NIB / IB Mix $505 $525 Nature of Operational Deposits 25% 26% • Wholesale Operational Deposits: › Tied to Treasury Management services of large corporate clients (e.g., payroll management, tax remittance, utilities payments, 75% 74% invoicing, etc.) • Trust Operational Deposits: › Contractually-bound (e.g., collection / aggregation of principal and 4Q22 1Q23 interest on client assets, periodic payments to bond holders) IB Deposits NIB Deposits $ in Billions 9 U.S. Bank 1. Consumer includes Wealth Management; CCB includes Treasury and Corporate Support Deposits 2. Insured deposits represent FDIC insurance coverage, excluding all intercompany and subsidiary deposits Operational

Robust Liquidity Profile Resilient liquidity profile allows for numerous alternative funding sources $315B Total Available Liquidity Exceeds Uninsured 1 Deposits 126% $167 2 Liquidity Coverage Ratio (LCR) $44 122% $46 $58 3 Strong Debt Ratings 4 Moody's S&P Fitch DBRS Total Available Liquidity U.S. Bancorp as of 3/31/23 A2 A+ A+ AA Long-term Senior Debt U.S. Bank N.A. Aa2 AA- AA AA (high) Cash IP Securities FHLB FRB Long-term Deposits 1 2. 3. Insured deposits represent FDIC insurance coverage, excluding all intercompany and subsidiary deposits Source: Company LCR Filings as of YE2022 Debt ratings U.S. Bank 10 4. as of 1/27/23 S&P does not provide a deposit rating; the long-term issuer credit rating is shown

Investment Securities Composition Our balanced investment securities portfolio gives us flexibility to manage interest rate volatility Investment Securities Portfolio Investment Securities Portfolio End of Period Balance ($B) Composition Duration continues to move lower $170 $163 2.4% $161 6.5% Agency Residential MBS US Treasury and Agencies 7.0% Municipals 13.5% Agency Commercial MBS 3Q22 4Q22 1Q23 70.6% Asset Backed Securities Accumulated Other Comprehensive Income End of Period Balance ($B) As of March 31, 2023 Improvement of 11% linked quarter MBS = Mortgage-backed securities 3Q22 4Q22 1Q23 ($4.8) ($5.0) ($5.6) HTM / AFS Composition Held-to-maturity Available-for-sale ($5.4) ($6.4) ($6.9) As of March 31, 2023 55% 45% ($10.2) ($11.4) ($12.5) Other Available-for-sale U.S. Bank 11

Capital Management Following our acquisition of Union Bank in 4Q22, we expect to accrete capital back quickly through earnings; Currently operating at our target capital policy level of 150 basis points above the regulatory minimum 1,2 CET1 Ratio Capital Stack Total Risk Based Capital Impact of Union Bank acquisition Ratio 1 1.6% 8.5% 12.1% Capital Volatility 1.5% Buffer Stress Capital Buffer 2.5% Tangible Common Equity (SCB) 9.7% 8.5% Ratio 8.4% 3 6.5% Minimal Capital 4.5% Requirement Lowest CCAR Stress 3Q22 4Q22 1Q23 CET1 Target Decline vs. Peers 4 0.7% 1 Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology 2 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year CECL transition U.S. Bank 3 12 Non-GAAP; Tangible Common Equity to Risk Weighted Assets; see slide 30 for calculation 4 Based on 2022 CCAR Stress Testing Results; peer data set includes RF, KEY, TFC, PNC, WFC, COF, BAC, CFG, JPM, and MTB

Prudent Loan Growth

Disciplined loan growth focused on high margin / high return business that exceeds our cost of capital; **Low concentration in CRE office space**

Total Loan Portfolio Mix

1Q23	Ending Balance	% of Total	Ending Change vs. 4Q22	Ending Change vs. 1Q22
Commercial	$137	35%	1.2 %	16.9 %
Commercial Real Estate	$55	14%	(0.6)	40.7
Residential Mortgages	$117	30%	1.0	49.0
Credit Card	$26	7%	(3.1)	15.0
Other Retail	$53	14%	(3.6)	(14.1)
Total loans	**$388**		**(0.1) %**	**21.6 %**

Strong Regional Positioning

- **Commercial Real Estate (CRE):** strong positioning with low mix in office properties; originations have been limited since the beginning of the pandemic
- **Leveraged Lending:** minimal exposure representing <1% of total commitments
- **Credit Card Portfolio:** disciplined underwriting geared towards prime / super prime clients

Loans by Lending Segment



Consumer 51%
CRE (ex. Office) 12%
Commercial 35%
CRE Office 2%
CRE Loans by Property Type
Multi Family 30%
Other 21%
OO Real Estate¹ 20%
Office 12%
Industrial 9%
SFR Construction² 8%

CRE Office represents 2% of total U.S. Bank loan portfolio

Commitments by Lending Segment



Consumer 46%
CRE (ex. Office) 8%
Commercial 45%
CRE Office 1%

Office portfolio represents 1% of total commitments

U.S. Bank

$ in Billions
[1] OO = Owner Occupied
[2] SFR = Single Family Residential

13

Credit Quality Net Charge-off and 2 Annual Net Charge-off Rates Nonperforming Assets Change vs. 1 Adjusted Strong credit performance 1 during severe recession Reported Adjusted 4Q22 1Q22 1Q23 1Q23 3.0% USB through the cycle average Net Charge-offs 2.5% 2.0% NCOs ($M) $373 $282 $72 $120 1.5% NCOs/Avg Loans 0.39% 0.30% 7bps 9bps 1.0% Non-performing Assets 0.5% 0.0% Balance ($M) $1,181 $1,181 $165 $370 2022 2005 2009 2013 2017 2021 NPAs/Period-end Loans plus NCO Rate for USB 0.30% 0.30% 4bps 5bps Recession Indicator OREO NCO Rate for Peers $700 Allowance for Credit Losses 3.80% Provision for Credit Losses Trending $600 by Loan Category, 1Q23 3.30% $500 $427 Amount Loans and Leases Outstanding 1 $401 $400 ($B) (%) $362 2.80% $191 $145 $311 $300 $200 Commercial $2.2 1.6% $150 2.30% $112 $200 Commercial Real Estate 1.4 2.5% 1.94% 1.88% 1.91% 1.91% 1.88% 1.80% $100 Residential Mortgage 0.9 0.8% 1 $282 1 $162 $161 $162 $210 $- Credit Card 2.1 8.3% 1.30% $(50) 1Q22 2Q22 3Q22 4Q22 1Q23 $(100) Other Retail 0.9 1.7% 0.80% Allowance for Credit $(200) NCOs Reserve Build Total $7.5 1.9% Losses/Period-end Loans $(300) 0.30% $ in millions, unless specified 14 U.S. Bank 1 2. Non-GAAP; see slide 29 for calculations; adjusted to exclude acquisition accounting treatment. Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC NCO Rate

1Q23 Earnings Summary - Detail

$ in millions, except EPS	1Q23	4Q22	1Q22	Reported % Change vs. 4Q22	Reported % Change vs. 1Q22	Notable Items[1] 1Q23	Notable Items[1] 4Q22	Excluding Notable Items[1] % Change vs. 4Q22	Excluding Notable Items[1] % Change vs. 1Q22
Net Interest Income	$4,634	$4,293	$3,173	7.9 %	46.0 %	$ -	$ -	7.9 %	46.0 %
Taxable-equivalent Adjustment	34	32	27	6.3	25.9	-	-	6.3	25.9
Net Interest Income (taxable-equivalent basis)	4,668	4,325	3,200	7.9	45.9	-	-	7.9	45.9
Noninterest Income	2,507	2,043	2,396	22.7	4.6	-	(399)	2.7	4.6
Net Revenue	**7,175**	**6,368**	**5,596**	**12.7**	**28.2**	**-**	**(399)**	**6.0**	**28.2**
Noninterest Expense	4,555	4,043	3,502	12.7	30.1	244	90	9.1	23.1
Operating Income	**2,620**	**2,325**	**2,094**	**12.7**	**25.1**	**(244)**	**(489)**	**1.8**	**36.8**
Provision for credit losses	427	1,192	112	(64.2)	nm	-	791	6.5	nm
Income Before Taxes	**2,193**	**1,133**	**1,982**	**93.6**	**10.6**	**(244)**	**(1,280)**	**1.0**	**23.0**
Applicable Income Taxes	489	203	424	nm	15.3	(61)	(328)	3.6	29.7
Net Income	**1,704**	**930**	**1,558**	**83.2**	**9.4**	**(183)**	**(952)**	**0.3**	**21.1**
Non Controlling Interests	(6)	(5)	(1)	(20.0)	nm	-	-	(20.0)	nm
Net Income to Company	**1,698**	**925**	**1,557**	**83.6**	**9.1**	**(183)**	**(952)**	**0.2**	**20.8**
Preferred Dividends/ Other	106	72	91	47.2	16.5	(2)	(4)	41.7	18.4
Net Income to Common	**$1,592**	**$853**	**$1,466**	**86.6 %**	**8.6 %**	**($181)**	**($948)**	**(1.6) %**	**20.9 %**
Net Interest Margin[2]	3.10%	3.01%	2.44%	0.1 %	0.7 %	nm	nm	nm	nm
Efficiency Ratio[3]	63.2%	63.3%	62.8%	(0.1) %	0.4 %	3.4 %	1.3 %	1.4 %	(3.0) %
Diluted EPS	$1.04	$0.57	$0.99	82.5 %	5.1 %	($0.12)	($0.63)	(3.3) %	17.2 %

[1] Adjusted for notable items which include acquisition impacts related to balance sheet optimization, merger and integration charges, and provision for credit losses

[2] Taxable-equivalent basis

[3] Non-GAAP; see slide 27 for calculation

U.S. Bank

15

Net Revenue 1Q23 4Q22 1Q22 Net Interest Income $4,668 $4,325 $3,200 Payments $936 $947 $859 Service Charges $324 $314 $333 Mortgage $128 $104 $200 Trust & Inv Mgmt $590 $571 $500 All Other $529 $506 $504 1 Noninterest Income, Adjusted $2,507 $2,442 $2,396 1 Total Revenue, Adjusted $7,175 $6,767 $5,596 2 Notable Items $0 ($399) $0 Net Revenue, Reported $7,175 $6,368 $5,596 Union Bank Net Revenue Contribution $832 $302 N/ A Reported • Net interest income increased over prior year primarily due to the impact of rising +12.7% Linked Quarter interest rates on earning assets and the acquisition of MUB +28.2% Year-Over-Year• Noninterest income is higher vs. prior year driven by stronger payment service revenue, trust and investment management fees, and commercial products revenue Excluding Notable Items • Excluding the fourth quarter notable items, noninterest income is higher on a linked quarter basis driven by higher trust and investment management fees, commercial +6.0% Linked Quarter products revenue and mortgage banking revenue +28.2% Year-Over-Year • Acquisition of Union Bank added $832m of revenue for the quarter $ in millions Payments = card, corporate payment products and merchant processing All other = commercial products, investment products fees, securities gains (losses) and other 16 U.S. Bank 1 Adjusted for notable items of the impact of balance sheet optimization in 4Q22 of $315 million for Legacy and $84 million for Union Bank 2 Notable items include $399 million impact of balance sheet optimization to noninterest income in 4Q22

Noninterest Expense

	1Q23	4Q22	1Q22
Compensation & Benefits	$2,646	$2,402	$2,249
Technology & Communications	$503	$459	$421
Occupancy & Equipment	$321	$290	$269
Professional Services, Marketing/ Business Development	$256	$317	$194
All Other	$585	$485	$369
Total Noninterest Expense, Adjusted[1]	$4,311	$3,953	$3,502
Notable Items[2]	$244	$90	$0
Total Noninterest Expense, Reported	$4,555	$4,043	$3,502
Union Bank Noninterest Expense	$546	$221	N/ A

Reported

+12.7% Linked Quarter

+30.1% Year-Over-Year

Excluding Notable Items

+9.1% Linked Quarter

+23.1% Year-Over-Year

- Adjusted expense increased vs. prior year driven by the impact of MUB operating expense, core deposit intangible amortization expense, higher compensation expense and higher other noninterest expense. Higher compensation was due to the MUB expense, merit and hiring and lower capitalized loan costs. Higher intangible amortization was due to MUB acquisition. Other noninterest expense increased due to future delivery exposures liabilities and higher FDIC insurance expense.
- On a linked quarter basis, adjusted expense increased driven by the impact of MUB operating expense, core deposit intangible amortization expense, higher compensation expense and other noninterest expense. Higher compensation was driven by MUB expense, higher performance-based incentives and lower capitalized loan costs. Higher intangible amortization was due to the MUB acquisition. Other noninterest expense increased due to MUB expense, future delivery exposures liabilities and higher FDIC insurance expense.
- Union Bank added $546M of adjusted expense, which included $121M of intangible amortization driven by the core deposit intangible.

$ in millions

[1] Adjusted for notable items of $244 million in 1Q23 and $90M in 4Q23

[2] Notable items include merger and integration charges of $244 million in 1Q23 and $90 million in 4Q22

U.S. Bank

17

1 Second Quarter / Full Year 2023 Outlook Updated Guidance 1Q23 2Q23 FY 2023 Average Earnings Assets $607.6b $600b - $605b $600b - $610b 2 Net interest margin 3.10% ~3.00% 3.00-3.05% Total Revenue $7.2b $7.1b - $7.3b $28.5b - $30.5b Includes purchase accounting accretion $104m ~$85m ~$350m 3 Total Noninterest expense, adjusted $4.3b $4.3b - $4.4b $17.0b - $17.5b Includes Core Deposit Intangibles $121m ~$120m ~$500m Amortization related to Union Bank 2,3,4 Income Tax Rate, adjusted ~23% ~23% ~23% Notable Items: Merger & Integration $244m $250m - $300m $900m - $1.0b Bolded items indicates change in guidance 1 All results and guidance are for Combined Company, adjusted 2 Taxable-equivalent basis 3 18 U.S. Bank Adjusted for notable items (shown on slide 15) which include acquisition impacts related to merger and integration charges 4 Non-GAAP; see slide 30 for calculation

Appendix 19 U.S. Bank

Payment Services Fee Revenue Growth 1 1Q23 vs. prior year Card Revenue 18.0% 20.0% ▪ Card revenue improved 6.5% YoY driven by sales growth 15.0% and partially offset by lower prepaid activity. 10.0% 6.5% 5.0% ▪ Merchant processing fee revenue increased 6.6% YoY 0.6% 0.5% 0.8% 0.0% driven by sales growth. -2.0% -0.5% -5.0% -1.8% -6.3% ▪ Corporate Payments fee revenue increased 19.6% -10.0% driven by sales growth; Corporate T&E recovered over -11.5% -15.0% pre-pandemic levels at 105%. Linked Quarter Year-over-Year 1Q22 2Q22 3Q22 4Q22 1Q23 Merchant Processing Fee Revenue Corporate Payments Fee Revenue 20.0% 17.1% 30.0% 24.6% 25.4% 14.2% 13.6% 15.0% 25.0% 21.8% 19.6% 20.0% 10.0% 6.6% 14.8% 15.0% 5.5% 10.5% 8.9% 5.0% 3.6% 10.0% 6.2% 0.5% 1.9% 5.0% 0.0% 0.0% -0.5% -5.0% -5.0% -5.2% -4.5% -6.3% -10.0% -10.0% Linked Quarter Year-over-Year Linked Quarter Year-over-Year 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 1 20 U.S. Bank Includes prepaid card

Payment Services

Payments Revenue Breakdown

Payment Fees as a % of Net Revenue (1Q23)



87.0%
5.0%
2.6%
5.4%
Merchant Processing
All Other Revenue
Card[1]
Corporate Payments

- Total payments revenue, which includes net interest income and fee revenue, accounted for 22% of 1Q23 net revenue
- Total payment fee revenue grew 9.0% year-over-year due to higher sales volumes across all businesses

Seasonal Considerations

Historical Linked Quarter Seasonal Trends for Payment Fees Revenue[2]

Segment	1Q	2Q	3Q	4Q
Card[1]	↓	↑	Stable	↑
Corporate Payments	Stable	↑	↑	↓
Merchant Processing	↓	↑	↑	↓

- 1Q payments fee revenue is typically seasonally down on a linked quarter basis reflecting lower post holiday sales activity
- Payments fee revenue growth, on a linked quarter basis, is typically seasonally strongest in 2Q

A Shift to Tech-led[3] Revenue

Our **multiyear investments** in e-commerce and tech-led will continue to **drive growth**

Tech-led[3] Merchant Processing Fee Revenue Growth



12%
56%
1Q23 vs. 1Q22
1Q23 vs. 4Q19

New Tech-led[3] Partnerships



~0.74x FY19
2019
2020
2021
2022
2023 YTD

[1] Includes prepaid card
[2] Linked quarter change based on trends from 2015 – 2019
[3] Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers; tech-led revenue also includes talech starting in 2022

U.S. Bank 21

1Q23 3Q22 1Q22 3Q21 1Q21 3Q20 1Q20 3Q19 1Q19 3Q18 1Q18 3Q17 1Q17 3Q16 1Q16 3Q15 Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics (a) Linked Quarter Growth $ in millions 1Q22 4Q22 1Q23 Average Loans $112,822 $132,918 $135,683 8.0% 6.9% 6.5% 3.4% 2.1% 30-89 Delinquencies 0.20% 0.26% 0.33% 90+ Delinquencies 0.06% 0.07% 0.05% $135,683 $132,918 $128,519 Nonperforming Loans 0.15% 0.12% 0.13% $120,657 $9,498 $3,339 $112,822 40% 2 Revolving Line Utilization Trend 35% 0.41% 30% 0 0. .1 14 4% % 0.12% 0.10% 0.10% 0.08% 25% 20% 1Q22 2Q22 3Q22 4Q22 1Q23 15% 1 Legacy Union Bank NCO%, Adjusted Reported NCO% Key Points • Average loans increased by 2.1% on a linked quarter basis. Excluding the full quarter impact of Union Bank on average loan balances in 1Q23, linked quarter loans declined by (2.6%) 2 • Utilization decreased quarter over quarter from 23.9% to 23.7% 1 Non-GAAP, see slide 29 for calculation; 4Q22 NCOs adjusted for acquisition related activities 22 U.S. Bank 2 Legacy only (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 includes a full quarter

Credit Quality – Commercial Real Estate

Average Loans ($mm) and Net Charge-offs Ratio



Linked Quarter Growth[(a)]
0.6%
1.1%
1.2%
14.3%
21.6%
$39,084
$39,517
$40,010
$45,722
$5,394
$55,595
$15,330
-0.05%
0.06%
-0.06%
0.36%
0.03%
0.85%
0.19%
1Q22
2Q22
3Q22
4Q22
1Q23
Legacy
Union Bank
NCO%, Adjusted 1
Reported NCO%

Key Statistics

$ in millions	1Q22	4Q22	1Q23
Average Loans	$39,084	$ 45,722	$55,595
30-89 Delinquencies	0.22%	0.16%	0.13%
90+ Delinquencies	0.00%	0.01%	0.01%
Nonperforming Loans	0.55%	0.61%	0.97%

CRE by Loan Type



Mortgage 59%
Owner Occupied 20%
Construction 21%

CRE by Property Class



SFR Construction[3], 8%
OO Real Estate[2], 19%
Other, 18%
Multi-Family, 32%
Industrial, 10%
Office, 13%

Key Points

- Average loans increased by 21.6% on a linked quarter basis. Excluding the full quarter impact of Union Bank on average loan balances in 1Q23, linked quarter loans declined by (0.2%)
- Net charge-off rate on a reported basis is 0.85%. After adjusting for acquisition impacts occurring in 1Q23, the net charge-off rate is 0.19%

[1] Non-GAAP, see slide 29 for calculation; 4Q22 and 1Q23 NCOs adjusted for acquisition related activities
[2] OO = Owner Occupied
[3] SFR = Single Family Residential
(a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 includes a full quarter

U.S. Bank
23

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics (a) Linked Quarter Growth $ in millions 1Q22 4Q22 1Q23 Average Loans $77,449 $97,092 $116,287 2.1% 3.6% 4.7% 15.6% 19.8% 30-89 Delinquencies 0.13% 0.17% 0.13% $116,287 90+ Delinquencies 0.18% 0.08% 0.08% Nonperforming Loans 0.27% 0.28% 0.25% $97,092 $26,334 $84,018 $8,897 $80,228 $77,449 Residential Mortgage Delinquencies ($mm) $800 $600 $400 $200 0.00% -0.01% -0.02% -0.03% -0.04% $0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 30-89 days past due 90+ days past due Legacy Union Bank Reported NCO% Key Points • Average loans increased by 19.8% on a linked quarter basis. Excluding the full quarter impact of Union Bank on average loan balances in 1Q23, linked quarter loan growth was 2.0%. • Continued low loss rates were supported by strong portfolio credit quality and collateral values. 1 1 • Originations continued to be high credit quality (weighted average credit score of 767 , weighted average LTV of 74% ) 1 24 U.S. Bank Legacy only (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 includes a full quarter

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics (a) Linked Quarter Growth $ in millions 1Q22 4Q22 1Q23 Average Loans $21,842 $25,173 $25,569 (2.5%) 4.1% 6.0% 4.4% 1.6% 30-89 Delinquencies 0.88% 1.08% 1.10% 90+ Delinquencies 0.74% 0.88% 1.00% $25,569 $25,173 Nonperforming Loans - % - % - % $24,105 $22,748 $21,842 Credit Card Delinquencies ($mm) $800 $600 $400 2.76% 2.78% $200 2.08% 2.08% 1.96% 2.19% $0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 30-89 days past due 90+ days past due 1 Average Loans Reported NCO% NCO%, Adjusted 4Q22 & 1Q23 Average Loans include $74 million and $218 million, respectively, of Union Bank Balances Key Points • Average loans increased by 1.6% on a linked quarter basis. Excluding the full quarter impact of Union Bank on average loan balances in 1Q23, linked quarter loan growth was 1.0% • Net charge-off rate was 2.78% in the quarter 1 25 U.S. Bank Non-GAAP, see slide 29 for calculation; 4Q22 NCOs adjusted for acquisition related activities (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 includes a full quarter

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics (a) Linked Quarter Growth $ in millions 1Q22 4Q22 1Q23 Average Loans $61,769 $58,906 $53,316 1.0% (1.2%) (1.5%) (2.0%) (9.0%) 30-89 Delinquencies 0.38% 0.56% 0.48% $61,769 $61,037 $60,126 $58,906 90+ Delinquencies 0.11% 0.12% 0.12% $53,616 1.52% Nonperforming Loans 0.26% 0.25% 0.25% Revolving Credit 7.1% Auto Loans 0.26% 32.4% 0.25% 0.19% 0.18% 0.11% Retail Leasing 9.8% 1Q22 2Q22 3Q22 4Q22 1Q23 Installment Home 26.9% Equity 1 Average Loans Reported NCO% NCO%, adjusted 23.8% 4Q22 & 1Q23 Average Loans include $638 million and $1,390 million, respectively, of Union Bank balances Key Points • Average loans decreased by (9.0%) on a linked quarter basis related to previous quarter balance sheet optimization activities; adjusting for the impact of balance sheet optimization for 4Q22 average loans, loans declined by (2.6%) on a linked quarter basis. • Net charge-off rate was 0.26% 1 26 U.S. Bank Non-GAAP, see slide 29 for calculation, 4Q22 NCOs, adjusted, excludes acquisition impacts and balance sheet optimization one-time items (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 includes a full quarter

Non-GAAP Financial Measures (Dollars in Millions, Unaudited) Three Months Ended March 31, December 31, March 31, 2023 2022 2022 Net interest income $4,634 $4,293 $3,173 Taxable-equivalent adjustment (1) 34 32 27 Net interest income, on a taxable-equivalent basis 4,668 4,325 3,200 Net interest income, on a taxable-equivalent basis (as calculated above) 4,668 4,325 3,200 Noninterest income 2,507 2,043 2,396 Less: Securities gains (losses), net (32) (18) 18 Total net revenue, excluding net securities gains (losses) (a) 7,207 6,386 5,578 Noninterest expense (b) 4,555 4,043 3,502 Efficiency ratio (b)/(a) 63.2% 63.3% 62.8 % Total net revenue, excluding net securities gains (losses) (as calculated above) $7,207 $6,386 Less: Notable items (2) -- (399) Less: Securities (gains) losses, net included in notable items -- 18 Total net revenue, excluding net securities gains (losses) and notable items (c) 7,207 6,767 Noninterest expense 4,555 4,043 Less: Notable items (2) 244 90 Noninterest expense, excluding notable items (d) 4,311 3,953 Efficiency ratio, excluding notable items (d)/(c) 59.8% 58.4 % Net income attributable to U.S. Bancorp $1,698 $925 Less: Notable items (2) (183) (952) Net income attributable to U.S. Bancorp, excluding notable items 1,881 1,877 Annualized net income attributable to U.S. Bancorp, excluding notable items (e) 7,629 7,447 Average assets (f) 665,447 622,064 Return on average assets, excluding notable items (e)/(f ) 1.15% 1.20 % Net income applicable to U.S. Bancorp common shareholders $1,592 $853 Less: Notable items, including the impact of earnings allocated to participating stock awards (2) (181) (948) Net income applicable to U.S. Bancorp common shareholders, excluding notable items 1,773 1,801 Annualized net income applicable to U.S. Bancorp common shareholders, excluding notable items (g) 7,191 7,145 Average common equity (h) 45,859 42,457 Return on average common equity, excluding notable items (g)/(h) 15.7% 16.8 % Net income applicable to U.S. Bancorp common shareholders, excluding notable items (as calculated above) (i) $1,773 $1,801 Average diluted common shares outstanding (j) 1,532 1,501 Diluted earnings per common share, excluding notable items (i)/(j) $1.16 $1.20 27 U.S. Bank (1), (2) – see slide 31 for corresponding notes

Non-GAAP Financial Measures Three Months Ended March 31, December 31, March 31, (Dollars in Millions, Unaudited) 2023 2022 2022 Net income applicable to U.S. Bancorp common shareholders $1,592 $853 $1,466 Intangibles amortization (net-of-tax) 126 67 37 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 1,718 920 1,503 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 6,967 3,650 6,096 Average total equity 53,132 49,731 53,934 Average preferred stock (6,808) (6,808) (6,619) Average noncontrolling interests (465) (466) (468) Average goodwill (net of deferred tax liability) (3) (11,444) (9,202) (9,320) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (2,681) (1,637) (779) Average tangible common equity (b) 31,734 31,618 36,748 Return on tangible common equity (a)/(b) 22.0% 11.5% 1 6.6 % Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (as calculated above) $1,718 $920 Less: Notable items, including the impact of earnings allocated to participating stock awards (2) (181) (948) Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items 1,899 1,868 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items (c) 7,702 7,411 Average tangible common equity (as calculated above) (d) 31,734 31,618 24.3% 23.4 % Return on tangible common equity, excluding notable items (c)/(d ) 28 U.S. Bank (2), (3) – see slide 31 for corresponding notes

Non-GAAP Financial Measures Three Months Ended March 31, December 31, (Dollars in Millions, Unaudited) 2023 2022 Net charge-offs $373 $578 Less: Notable items (2) 91 368 Net charge-offs, excluding notable items 282 210 Annualized net charge-offs, excluding notable items (a) 1,144 833 Average loan balances (b) 386,750 359,811 Net charge-off ratio, excluding notable items (a)/(b) 0.30% 0.23 % Provision for Credit Losses Combined, Reported $1,192 Less: Notable items (2) 791 Provision for Credit Losses Combined, Adjusted 401 Commercial loan net charge-offs $138 Less: Notable items (2) 104 Net charge-offs, excluding notable items 34 Annualized net charge-offs, excluding notable items (c) 135 Commercial average loan balances (d) 132,918 Commercial loan net charge-off ratio, excluding notable items (c)/(d) 0.10 % Credit card loan net charge-offs $175 Less: Notable items (2) 36 Net charge-offs, excluding notable items 139 Annualized net charge-offs, excluding notable items (e) 551 Credit Card average loan balances (f) 25,173 Credit Card loan net charge-off ratio, excluding notable items (e)/(f) 2.19 % Other Retail loan net charge-offs $226 Less: Notable items (2) 189 Net charge-offs, excluding notable items 37 Annualized net charge-offs, excluding notable items (g) 147 Other Retail average loan balances (h) 58,906 Other Retail loan net charge-off ratio, excluding notable items (g)/(h) 0 .25 % Commercial Real Estate loan net charge-offs $117 $42 Less: Notable items (2) 91 39 Net charge-offs, excluding notable items 26 3 Annualized net charge-offs, excluding notable items (i) 105 12 Commercial Real Estate average loan balances (j) 55,595 45,722 Commercial Real Estate loan net charge-off ratio, excluding notable items (i)/(j) 0.19% 0.03% 29 U.S. Bank (2) – see slide 31 for corresponding notes

Non-GAAP Financial Measures March 31, (Dollars and Shares in Millions Except Per Share Data, Unaudited) 2023 Income before taxes $2,159 Taxable-equivalent adjustment (1) 34 Less: Notable items (2) (244) Income before taxes (taxable-equivalent basis), excluding notable items (a) 2,437 Income taxes $455 Taxable-equivalent adjustment (1) 34 Less: Notable items (2) (61) Income taxes and taxable-equivalent adjustment, excluding notable items (b) 550 Income tax rate (taxable-equivalent basis), excluding notable items (b)/(a) 22.6 % Total equity $53,454 Preferred stock (6,808) Noncontrolling interests (465) Goodwill (net of deferred tax liability) (3) (11,575) Intangible assets (net of deferred tax liability), other than mortgage servicing rights (2,611) Ta Tan ng giib blle e c co om mm mo on n e eq qu uiitty y ((c c)) 31,995 Risk-weighted assets, determined in accordance with transitional regulatory capital requirements related to the current expected credit losses methodology implimentation (d) 494,048 * Common shares outstanding (e) 1,533 Ratios Tangible common equity to risk-weighted assets (c)/ (d) 6.5 % Tangible book value per common share (c)/ (e) $20.87 30 U.S. Bank * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1), (2), (3) – see slide 31 for corresponding notes

Notes (1) Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. (2) Notable items for the three months ended March 31, 2023 included $183 million (net-of-tax) of merger and integration charges and $91 million of net charge-offs related to initial purchase accounting adjustments for MUB acquired loans. Notable items for the three months ended December 31, 2022 included the following: ▪ $399 million ($297 million net-of-tax) of losses primarily related to interest rate economic hedges, entered into after regulatory approval was obtained, to manage the impact of interest rate volatility on capital prior to closing the MUFG Union Bank acquisition. ▪ $90 million ($67 million net-of-tax) of merger and integration charges. ▪ $791 million ($588 million net-of-tax) of provision for credit losses related to acquired loans and balance sheet repositioning and capital management actions taken in connection with the acquisition. ▪ $179 million of net charge-offs, reflecting uncollectible acquired loans previously charged-off by MUFG Union Bank, and $189 million related to balance sheet repositioning and capital management actions taken in connection with the acquisition (3) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. 31 U.S. Bank

32 U.S. Bank